Exhibit 10.3

FIRST AMENDMENT TO Employment Agreement

This First Amendment (“Amendment”) to the Employment Agreement dated December 1, 2021 is made by and between Bit Origin Limited (Former name-China Xiangtai Food Co., Ltd), a Cayman Islands company (the “Company”), and Jiaming Li (the “Executive”) on May 31, 2022. The Company and the Executive are hereinafter referred to collectively as the “Parties.” This Amendment shall be effective as of May 31, 2022.

WHEREAS, the Parties entered into an Employment Agreement, dated December 6, 2021 (the “Agreement”); and

WHEREAS, the Parties desire to amend Section 1.03 of the Agreement.

NOW THEREFORE, the Parties hereto agree that the Agreement shall be amended as follows:

1. The following shall be added as subsection (g):

“(g) Annual Bonus: The Executive shall be eligible to receive an annual bonus the ("Annual Bonus") as reasonably determined by the Company’s Board of Directors and/or Compensation Committees. The Annual Bonus shall be paid by the Company to the Executive promptly after determination.”

2. The following shall be added as subsection (h):

“(h) Equity Awards. Company hereby provides the Executive with grants of 1,422,049 restricted stock units ("Executive Award"), subject to the vesting schedule displayed below ("Vesting Schedule").

Vesting dates	Number of Shares
Date of this agreement	474,016 (33.33%)
April 27, 2023	118,504 (8.33%)
July 27, 2023	118,504 (8.33%)
October 27, 2023	118,504 (8.33%)
January 27, 2024	118,504 (8.33%)
April 27, 2024	118,504 (8.33%)
July 27, 2024	118,504 (8.33%)
October 27, 2024	118,504 (8.33%)
January 27, 2025	118,504 (8.33%)
Total	1,422,049 (100%)

In the event of a Change of Control, specified in section 3.01(b), the remaining unvested rsus will vest immediately.”

3. Except as modified by this Amendment, the Parties do hereby acknowledge and agree that the Agreement and all other terms and provisions contained therein shall remain in full force and effect as set forth in the Agreement.

[signature page follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first written above:

Bit Origin Limited

/s/ Lucas Wang
Name: Lucas Wang Title: CEO

Employee

/s/ Jiaming Li
Jiaming Li